UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 14, 2006
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Date of Report (Date of earliest event reported)

NationsHealth, Inc.
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(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

13630 N.W. 8th Street, Suite 210
Sunrise, Florida 33325
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(Address of Principal Executive Offices)

(954) 903-5000
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Registrant’s telephone number, including area code
13650 N.W. 8th Street, Suite 109 Sunrise, Florida 33325 --------------------------------------------------------------------------------
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2006, the Company and Robert E. Tremain, the Company’s Chief Operating Officer, entered into an amendment (the “Amendment”) to the employment agreement between Robert E. Tremain and the Company dated February 3, 2006, as amended on March 8, 2006 (the “Employment Agreement”). Pursuant to the Amendment, Mr. Tremain relinquished the 200,000 stock options provided for in the Employment Agreement. In exchange for the release of the stock options, the Company granted to Mr. Tremain 200,000 restricted shares of the Company’s stock, vesting over five years based on Mr. Tremain's continued service to the Company. The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated June 14, 2006, between NationsHealth, Inc. and Robert E. Tremain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.

Date: June 14, 2006	By: /s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated June 14, 2006, between NationsHealth, Inc. and Robert E. Tremain.